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                          SECURITIES PURCHASE AGREEMENT

                                      Among

                             FINANTRA CAPITAL, INC.,

                          ESQUIRE TRADE & FINANCE INC.,

                           AUSTINVEST ANSTALT BALZERS,

                                  NESHER INC.,

                            AMRO INTERNATIONAL, S.A.,

                        ALTRA TRADING & INVESTMENT, S.A.,

                              THE GROSS FOUNDATION,

                              LIBRA FINANCE, S.A.,

                          TALBIYA B. INVESTMENTS LTD.,

                                ELLIS ENTERPRISES

                                       And

                                 A. L. SCHWARTZ

                          Dated as of November 5. 1999


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


                                TABLE OF CONTENTS

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ARTICLE I PURCHASE AND SALE OF SHARES AND ISSUANCE OF WARRANTS ........................................................1
         1.1 Purchase and Sale ........................................................................................1
         1.2 Purchase Price............................................................................................2
         1.3 The Closing...............................................................................................2
         ARTICLE II REPRESENTATIONS AND WARRANTIES.....................................................................3
         2.1 Representations, Warranties and Agreements of the Company.................................................3
         2.2 Representations and Warranties of the Purchasers........................................................ 10
         ARTICLE III OTHER AGREEMENTS OF THE PARTIES..................................................................11
         3.1 Transfer Restrictions....................................................................................11
         3.2 Stop Transfer Instruction............................................................................... 12
         3.3 Furnishing of Information................................................................................13
         3.4 Blue Sky Laws........................................................................................... 13
         3.5 Integration..............................................................................................13
         3.6 Certain Agreements...................................................................................... 13
         3.7 Reservation of Underlying Shares and Warrant Shares; Compliance with Law.................................14
         3.8 Notice of Breaches.......................................................................................14
         3.9 Conversion Obligations of the Company................................................................... 15
         3.10 Use of Proceeds........................................................................................ 15
         3.11 Indemnification........................................................................................ 15
         3.12 Sales of Preferred Stock................................................................................16
         3.13 Subsequent Sales and Registrations .....................................................................16
         3.14 Incorporation of Certificate of Designation By Reference............................................... 17
         3.15 Performance Payments................................................................................... 17
         3.16 Exclusivity.............................................................................................17
         3.17 Certain Transactions................................................................................... 17
         ARTICLE IV CONDITIONS........................................................................................18
         4.1 Conditions Precedent to Sale of the Shares and Issuance of the Warrants..................................18
         ARTICLE V MISCELLANEOUS......................................................................................20
         5.1 Fees and Expenses .......................................................................................20
         5.2 Entire Agreement; Amendments............................................................................ 21
         5.3 Notices..................................................................................................21
         5.4 Amendments; Waivers..................................................................................... 21
         5.5 Headings.................................................................................................22
         5.6 Successors and Assigns...................................................................................22
         5.7 No Third Party Beneficiaries.............................................................................22
         5.8 Governing Law............................................................................................22
         5.9 Survival.................................................................................................22
         5.10 Execution...............................................................................................22
         5.11 Publicity...............................................................................................22
         5.12 Consent to Jurisdiction: Attorneys' Fees................................................................23



                                      -ii-

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
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
         5.13 Waiver of Jury Trial....................................................................................23
         5.14 Severability............................................................................................24
         5.15 Remedies............................................................................................... 24
         5.16 Independent Nature of Purchasers' Obligations and Rights................................................24

Schedules and Exhibits

Schedule 1               -       Investors
Schedule 2.1(a)          -       Organization and Qualification; Subsidiaries
Schedule 2.1(c)          -       Capitalization; Rights to Acquire Capital Stock
Schedule 2.1(f)          -       Consents and Approvals
Schedule 2.1(g)          -       Litigation; Proceedings
Schedule 2.1(n)          -       Certain Fees
Schedule 2.1(t)          -       Registration Rights; Rights of Participation
Schedule 2.1(u)          -       Title
Schedule 2.1(z)          -       Year 2000 Compliance

Exhibit A       -      Certificate of Designation
Exhibit B       -      Warrants
Exhibit C       -      Escrow Agreement
Exhibit D       -      Registration Rights Agreement
Exhibit E       -      Legal Opinion of Quarles & Brady LLP
Exhibit F       -      Transfer Agent Instructions

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (THIS "Agreement"), dated as of November 5, 1999, among Finantra Capital. Inc., a Delaware corporation (the "Company") and Esquire Trade & Finance Inc. ("Esquire"), Austinvest Anstalt Balzers ("Austinvest"), Nesher Inc. ("Nesher"), Amro International, S.A. ("Amro"), Altra Trading & Investment, S. A. ("Altra"), the Gross Foundation ("Gross"), Libra Finance, S.A. ("Libra"), Talbiya B. Investments Ltd. ( "Talbival'), Ellis Enterprises ("Ellis") and A. L. Schwartz ("Schwartz"). Esquire, Austinvest, Nesher, Amro, Altra, Talbiya, Gross and Ellis are collectively referred to herein as the "Share Investors," and Libra, Talbiya, Ellis, Amro and Altra are collectively referred to herein as the "Warrant Investors." The Share Investors, the Warrant Investors and Schwartz are collectively referred to herein as the "Investors."

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to (i) issue and sell to the Share Investors, and the Share Investors desire to acquire from the Company, shares of the Company's Series C Convertible Preferred Stock. par value $.01 per share and stated value of $1,000 per share (the "Preferred Stock"), (ii) issue to certain Investors, as commission in connection herewith, and such Investors desire to receive from the Company, 280 shares of Preferred Stock (the "Placement Agent Shares") and (iii) issue to the Warrant Investors, and the Warrant Investors wish to receive from the Company, warrants to purchase shares of common stock, par value $.01 per share, of the Company (the "Common Stock").

         NOW, THEREFORE, in consideration of the mutual covenants contained m thls Agreement, the Company and each Investor agree as follows:


                                   ARTICLE I

              PURCHASE AND SALE OF SHARES AND ISSUANCE OF WARRANTS

         1.1      Purchase and Sale.

                  (a) Subject to the terms and conditions set forth herein, the Company shall (i) issue and sell to the Share Investors, and the Share Investors, severally and not jointly, shall purchase from the Company 3,500 shares of Preferred Stock, (ii) issue to certain Investors, and such Investors shall receive from the Company, the Placement Agent Shares (the shares described in clauses (i) and (ii) are collectively referred to herein as the "Shares") and (iii) issue to the Warrant Investors, and the Warrant Investors shall receive from the Company, warrants to purchase an aggregate of 700,000 shares of Common Stock (each, a "Warrant" and, collectively, the "Warrants"). Notwithstanding anything to the contrary set forth in this Agreement, the aggregate number of Shares to be sold hereunder shall not exceed 3,500.

                  (b) The Preferred Stock shall have the respective rights, preferences and privileges set forth in the Certificate of Designation of the Company (the "Certificate of Designation") the form of which is annexed hereto as Exhibit A, which shall be approved by the Share Investors, Libra and Schwartz and the Company's Board of Directors (the "Board of Directors") and filed and accepted for filing on or prior to the Closing Date (as defined below) by the Company with the Secretary of State of the State of Delaware. The Warrants shall be in the form of Exhibit B annexed hereto.

         For purposes of this Agreement, "Trading Day," "Per Share Market Value." "Initial Conversion Price." "Conversion Notice" and "Original Issue Date" shall have the meanings set forth in the Certificate of Designation.

         1.2      Purchase Price. The purchase price per Share shall be $ 1,000.

         1.3      The Closing.

                  (i) The closing of the purchase by the Share Investors of
         3.500 Shares and the issuance of the Placement Agent Shares and the Warrants (the "Closing") shall take place at the offices of Stroock & Stroock & Lavan LLP. 180 Maiden Lane, New York, New York 10038-4982, immediately following the execution hereof or such later date or different location as the parties shall agree in writing, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party. The date of the Closing is hereinafter referred to as the "Closing Date." At the Closing, the Company shall sell and issue to the Share Investors, and the Share Investors shall, severally and not jointly, purchase from the Company, 3,500 Shares for an aggregate purchase price of $3,500,000 (the "Purchase Price"). In addition, the Company shall issue the Warrants to the Warrant Investors and issue the Placement Agent Shares to certain Investors.

                  (ii) At the Closing (a) the Company shall deliver to: (1) Stroock & Stroock & Lavan LLP, as Escrow Agent (the "Escrow Agent"), on behalf of each Investor, to be held by the Escrow Agent subject to the terms and conditions of the Escrow Agreement dated the date hereof by and among the Company, the Investors and the Escrow Agent, in the form of Exhibit C hereto (the "Escrow Agreement"), (A) stock certificates representing the Shares purchased by each Share Investor and the Placement Agent Shares, as set forth next to such Investor's name on
         Schedule 1 attached hereto. each registered in the name of such Investor and (B) the Warrants issued to each Warrant Investor as set forth next to such Investor's name on Schedule 1 attached hereto, registered in the name of such Investor, and (2) the Investors, all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement and the Registration Rights Agreement dated the date hereof by and among the Company and the Investors, in the form of Exhibit D annexed hereto (the "Registration Rights Agreement"),
         (b) each Share Investor shall deliver to the Escrow Agent, on behalf of the Company. to be held by the Escrow Agent subject to the terms and conditions of the Escrow Agreement, the portion of the Purchase Price set forth next to its name on Schedule l, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Escrow Agent for such purpose on or prior to the Closing Date, and (c) each Investor shall deliver to the Company, all documents. instruments and writings required to have been delivered at or prior to the Closing by such Investor pursuant to this Agreement and the Registration Rights Agreement. All Shares, Warrants and amounts delivered to and held by the Escrow Agent shall be distributed to the Investors and the Company at the times and upon the terms and conditions set forth in the Escrow Agreement.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations Warranties and Agreements of the Company. Unless otherwise specified, the Company hereby makes the following representations and warranties to the Investors as of the date hereof and as of the Closing Date if the Closing does not occur on the date hereof:

                  (a) Organization and Qualification; Subsidiaries. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1 (a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Preferred Stock or any of the Transaction Documents (as defined below), (y) have or result in a material adverse effect on the results of operations, assets, prospects or financial condition of the Company and the Subsidiaries, taken as a whole or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document, including, without limitation, the Company's covenant under Section 3.7 hereof (any of (x), (y) or (z), being a "Material Adverse Effect").

                  (b) Authorization. Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents, and otherwise to carry out its obligations hereunder and thereunder. This Agreement, the Registration Rights Agreement, the Certificate of Designation the Warrants and the Escrow Agreement are collectively referred to as the "Transaction Documents." The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy. insolvency reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, bylaws or other organizational documents. Prior to the Closing Date the Certificate of Designation has been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with the terms thereof.

                  (c) Capitalization: Rights to Acquire Capital Stock. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1 (c). All issued and outstanding shares of capital stock of the Company and each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable. No shares of the capital stock of the Company are entitled to preemptive or similar rights, nor is any holder of the capital stock of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2. 1 (c), there are no outstanding options, warrants, script rights to subscribe to, calls, written commitments or, to the knowledge of the Company, oral commitments relating to, or, except as a result of the purchase by and sale to the Share Investors of 3,500 Shares and the issuance of the Placement Agent Shares and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, written arrangements or, to the knowledge of the Company, oral arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on Schedule 2.1 (c), and, to the best knowledge of the Company, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the

         Securities Exchange Act of 1934. as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership. trust. incorporated or unincorporated association, joint venture, limited liability company. joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. The Common Stock is quoted for trading on the OTC Bulletin Board. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such quotation, and the Company has maintained all requirements for the continuation of such quotation.

                  (d) Issuance of Shares and Warrants. The Shares and Warrants are duly authorized, and when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances, and rights of first refusal of any kind (collectively, "Liens"). The Shares and Warrants. upon issuance, will not subject the holders thereof to personal liability by reason of being such holders. The Company has, and at all times while the Shares and the Warrants are outstanding will maintain an adequate reserve of, duly authorized shares of Common Stock to enable it to perform its obligations under this Agreement, the Warrants and the Certificate of Designation with respect to the number of Shares and Warrants issued and outstanding at the Closing Date and in no circumstances shall such reserved and available shares of Common Stock be less than 200% of the maximum number of shares of Common Stock which would be issuable upon conversion of the Shares and upon exercise of the Warrants issued pursuant to the terms hereof with respect to the number of Shares and Warrants issued and outstanding at the Closing Date were such conversion or exercise, as the case may be, effected on the Closing Date. The shares of Common Stock issuable upon conversion of the Shares are referred to herein as the "Underlying Shares." When issued in accordance with the Certificate of Designation, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." When issued and paid for in accordance with the Warrant, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens. The Shares, the Warrants, the Underlying Shares and the Warrant Shares are referred to herein as the "Securities."

                  (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its certificate of incorporation, bylaws or other organizational documents (each as amended through the date hereof) or
         (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under. or give to others any rights of termination, amendment, acceleration or cancellation of. any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, (iii) result in a violation of any law, rule? regulation, order. judgment, injunction. decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, or (iv) result in the creation or imposition of a Lien upon any of the Securities or any of the assets of the Company, or any of its "Affiliates" (as such term is defined under Rule 405 promulgated under the Securities Act), except in the case of each of clauses (ii) and (iii), such conflicts, defaults. terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of otherwise in compliance with the conditions of Regulation D. The offer by the Company of the Warrants to the Warrant Investors and the Placement Agent Shares to certain Investors, and the offer and sale by the Company to the Investors of 3,500 Shares and the Underlying Shares and the Warrant Shares into which the Shares and the Warrants are convertible or exercisable, as the case may be, is exempt from the registration requirements of the Securities Act.

                  (f) SEC Documents: Financial Statements: No Adverse Chanoe. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since December 27, 1997 (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates. the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required; neither the Company nor any of the Subsidiaries is in breach of any agreement where such breach would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved. except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended. subject, in the case of unaudited statements. to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-QSB for the period ended June 30, 1999, there has been no event, occurrence or development that has had, or would reasonably be expected to have. a Material Adverse Effect which has not been specifically disclosed to the Investors by the Company. The Company last filed audited financial statements with the Commission on March 6, 1999, and has not received any comments from the Commission in respect thereof.

                  (g) Seniority. Except to the extent certain holders of the Company's Series A 10% Convertible Preferred Stock have not consented to and waived the issuance of the Preferred Stock ranking pari passu to such Series A 10% Convertible Preferred Stock. no class of equity securities of the Company is senior to the Preferred Stock in right of payment, whether upon liquidation, dissolution or otherwise.

                  (h) Investment Company. The Company is not, and is not controlled by or under common control with an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940. as amended.

                  (i) Certain Fees. Except as specifically set forth in Schedule 2.1(n!, no fees or commissions will be payable by the Company to any broker, financial advisor, finder. investment banker, or bank with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(n) that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless each of the Investors, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages. costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees arising from the action or inaction of the Company.

                  (j) Solicitation Materials. The Company has not distributed any offering materials in connection with the offering and sale of the Securities which are the subject of this Agreement. The Company confirms that it has not provided the Investors or their agents or counsel with any information that constitutes or might constitute material nonpublic information. The Company understands and confirms that the Investors shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                  (k) Employment Matters. Each of the Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; neither the Company nor any Subsidiary has incurred and expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401 (a) of the Code is so qualified in all material respects and nothing has occurred. whether by action or by failure to act. which would cause the loss of such qualification.

                  (l) Form S-3 Eligibility. The Company is, and at the Closing Date will be. eligible to register securities (including the Underlying Shares and the Warrant Shares) for resale with the Commission under Form S-3 promulgated under the Securities Act.

                  (m) Patents and Trademarks. The Company has, or has rights to use. all patents, patent applications, trademarks, trademark applications, service marks. trade names, copyrights, licenses and rights (collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business, as currently conducted and as described in the SEC Documents, and which the failure to so have would have a Material Adverse Effect.

                  (n) Acknowledgment of Dilution. The Company acknowledges that the issuance of (i) the Underlying Shares upon conversion of the Shares in accordance with the Certificate of Designation and (ii) the Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue (i) the Underlying Shares upon conversion of the Shares in accordance with the Certificate of Designation and (ii) the Warrant Shares upon exercise of the Warrants is unconditional and absolute regardless of the effect of any such dilution.

                  (o) Registration Rights; Rights of Participation. (A) Except as disclosed in Schedule 2.1 (t), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (B) no Person, including, but not limited to, current or former shareholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any other Transaction Document.

                  (p) Title. Except as disclosed in Schedule 2.1 (u), the Company and the Subsidiaries have good and marketable title to, or the right to use, all personal property owned or leased by them which is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for liens. claims or encumbrances as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Neither the Company nor any of its Subsidiaries owns any real property. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

                  (q) Regulatory Permits. The Company and the Subsidiaries possess all franchises, certificates, licenses, authorizations and permits or similar authority issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (r) Insurance. The Company and each Subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards. Neither the Company nor any Subsidiary has received notice from, and has any knowledge of any threat by, any insurer (that has issued any insurance policy to the Company or any Subsidiary) that such insurer intends to deny coverage under or cancel. discontinue or not renew any insurance policy presently in full force.

                  (s) Taxes. All applicable tax returns required to be filed by the Company and each of the Subsidiaries have been filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments. fees and other governmental charges upon the Company, the Subsidiaries or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or the Subsidiaries to be due and payable have been paid. or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate or individually have a Material Adverse Effect.

                  (t) No Integrated Offering. Neither the Company, nor any of its Affiliates. nor any Person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any securities under circumstances that would require registration of any such securities under the Securities Act or cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions.

                  (u) Year 2000 Compliance. The Company has initiated a review and assessment of all areas within its and each Subsidiary's business and operations that could be adversely affected by the "Year 2000 Problem" (that is. the risk that computer applications used by the Company or any of the Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on the foregoing, except as set forth on Schedule 2.1 (z), the Company believes that the computer applications that are currently material to its or any Subsidiary's business and operations are reasonably expected to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

                  (v) Full Disclosure. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact of omit any material fact necessary to make the statements contained herein, in the light of the circumstances under which they were made, not misleading.

         2.2 Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, hereby represents and warrants to the Company as follows:

                  (a) Investment Intent. Such Investor is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein. without prejudice, however, to such Investor's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable State securities laws or under an exemption from such registration.

                  (b) Investor Status. At the time such Investor was offered the Securities. and at the Closing Date, (i) it was and will be, an "accredited investor" (as defined in Regulation D), or (ii) such Investor either alone or together with its representatives. had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and had and will have so evaluated the merits and risks of such investment. Such Investor has the authority and is duly and legally qualified to purchase and own the Securities.

                  (c) Ability of Investor to Bear Risk of Investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (d) Reliance. Each Investor understands and acknowledges that
         (i) the Securities are being offered and sold to the Investor without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under
         Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Investor hereby consents to such reliance.


                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

         3.1      Transfer Restrictions.

                  (a) If any Investor should decide to dispose of any Shares (and upon conversion thereof any of the Underlying Shares) or Warrants (and upon exercise thereof any of the Warrant Shares) held by it, each Investor understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act, which opinion shall be delivered by counsel for the Company or. at the Investor's option, another counsel reasonably acceptable to the Company. Notwithstanding the foregoing, the Company hereby consents to and agrees to register (i) any transfer of

         Securities by one Investor to another Investor, and agrees that no documentation other than executed transfer documents shall be required for any such transfer, and (ii) any transfer by any Investor to an Affiliate of such Investor or to an Affiliate of another Investor, or any transfer among any such Affiliates, provided that transferee certifies in writing to the Company that it is an "accredited investor" (as defined in Regulation D). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of an Investor under this Agreement and the Registration Rights Agreement.

                  (b) Each Investor agrees to the imprinting, so long as is required by this Section 3.1 (b), of the following legend on the
         Securities:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND. ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         The Underlying Shares issuable upon conversion of the Shares and the Warrant Shares issuable upon exercise of the Warrants shall not contain the legend set forth above if such conversion or exercise occurs at any time while the Registration Statement is effective under the Securities Act and upon the sale of the Underlying Shares or the Warrant Shares by the Investors or in the event there is not an effective Registration Statement at such time, if in the written opinion of counsel to the Company (such opinion to be furnished at the sole expense of the Company at the request of an Investor) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide each Investor, upon request. with a certificate or certificates representing Underlying Shares and/or Warrant Shares. tree from such legend at such time as such legend is no longer required hereunder.

         3.2 Stop Transfer Orders; Suspension of Qualification. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in Section
3.1. The Company will advise the Investors, promptly after it receives notice of issuance by the Commission. any state securities . commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

         3.3 Furnishing of Information. As long as any Investor owns Securities. the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Investors with true and complete copies of all such filings. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Shares or Warrants may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares and/or Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

         3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify the Underlying Shares and the Warrant Shares under the securities or Blue Sky laws of such jurisdictions as the Investors may request and shall continue such qualification at all times through the third anniversary of the Closing Date.

         3.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of any or all of such securities to any Investor.

         3.6 Certain Agreements. As long as any Investor owns Securities, the Company shall not and shall cause the Subsidiaries not to, without the consent of the holders of all of the Shares then outstanding, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Investor; (ii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock except as permitted under the Certificate of Designation and as would not adversely affect the rights of any Investor hereunder or under the Certificate of Designation;
(iii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock in any manner; (iv) issue any series of preferred stock or other securities with rights senior (in respect of liquidations, dividends, preferences and similar rights) to those of the Shares; or (v) enter into any agreement with respect to any of the

         3.7 Reservation of Underlying Shares and Warrant Shares: Compliance with Law.

                  (a) The Company shall (i) take all steps necessary to cause the Underlying Shares and the Warrant Shares to approved for quotation on the OTC Bulletin Board as soon as possible thereafter, and (ii) provide to the Investors evidence of such quotation and the Company shall maintain the quotation of its Common Stock on such market. As used herein, "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

                  (b) The Company at all times shall have authorized and reserved for issuance upon conversion of the Shares pursuant to the terms of the Certificate of Designation and upon exercise of the Warrants pursuant to the Warrant not less than 200% of the maximum number of shares of Common Stock required to provide for the conversion of the Shares and the exercise of the Warrants.

                  (c) Until at least two (2) years after the last of the Shares has been converted into Underlying Shares or the last of the Warrants has been exercised for the Warrant Shares, (i) the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules and regulations thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Securities Act and Exchange Act, except as permitted herein and (ii) the Company will take all action within is power to continue the trading of its Common Stock on the OTC Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the OTC Bulletin Board.

         3.8      Notice of Breaches.

                  (a) Each of the Company and each Investor shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement, the Certificate of Designation, the Warrants or the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date. However, no disclosure by any party pursuant to this Section 3.8 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

                  (b) Notwithstanding the generality of Section 3.8(a), the Company shall promptly notify each Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated hereby, by the Certificate of Designation, by the Warrants and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to each Investor a copy of any written statement in support of or relating to such claim or notice.

                  (c) The default by any Investor of any of its obligations, representations or warranties under any Transaction Document shall not be imputed to, and shall have no effect upon, any other Investor or affect the Company's obligations under the Transaction Documents to any non-defaulting Investor or to the defaulting Investor with respect to any outstanding Shares, Warrants, Underlying Shares or Warrant Shares.

         3.9 Conversion Obligations of the Company. The Company covenants to convert Shares and to deliver the Underlying Shares in accordance with the terms and conditions and within the time period set forth in the Certificate of Designation.

         3.10 Use of Proceeds. The Company shall use all of the proceeds from the sale of the Shares to fund the acquisition of Travelers Investment Corporation (the "Acquisition") and not for any other purpose.

         3.11 Indemnification. The Company also will indemnify and hold the Investors harmless against any and all losses, claims, damages or liabilities to any such Person (including. without limitation, in connection with any action, proceeding or investigation brought by or against any such Person, including by shareholders of the Company) in connection with or as a result of any matter referred to in the Transaction Documents, including, without limitation, for any misrepresentation by the Company, for breaches of representations and warranties contained in any of the Transaction Documents, and for any breach, non-compliance or nonfulfillment by the Company of any covenant, agreement or undertaking to be complied with or performed by it contained in or pursuant to the Transaction Documents, except to the extent that it is finally judicially determined that such losses, claims, damages or liabilities resulted solely from the gross negligence or bad faith of the Investors. If for any reason the foregoing indemnification is unavailable to such Investor or is insufficient to hold such Person harmless, then the Company shall contribute to the amount paid or payable by such Investor as a result of such loss. claim. damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Company and its shareholders on the one hand and the Investors on the other hand in the matters contemplated by the Transaction Documents as well as the relative fault of the Company and the Investors with respect to such loss, claim, damage or liability and any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of the Investors and the partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investors and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company. the Investors. any such affiliate and any such Person. The Company also agrees that neither the Investors nor any of such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of any matter referred to in this Agreement except to the extent that it is finally judicially determined that any losses, claims, damages, liabilities or expenses incurred by the Company result solely from the gross negligence or bad faith of, or knowing breach of this Agreement by, the Investors. Promptly after receipt by the Investors or any affiliate, partners, directors, agents, employees or controlling persons, as the case may be, of notice of any claim or other commencement of any action in respect of which indemnity may be sought, such party will notify the Company in writing of the receipt or commencement thereof and the Company shall have the right to assume the defense of such claim or action (including the employment of counsel reasonably satisfactory to the indemnified parties and the payment of fees and expenses of such counsel). The indemnified party shall cooperate with the Company and the Company's counsel in the defense of such claim or action. The Investors understand that the Company shall not in connection with any one such claim or action or separate but substantially similar related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all of the indemnified parties unless the defense of one indemnified party is unique or separate from that of another indemnified party or one or more legal defenses are available to an indemnified party but not to other indemnified parties subject to the same claim or action. In the event the Company does not promptly assume the defense of a claim or action, the indemnified parties shall have the right to employ counsel reasonably satisfactory to the Company, at the Company's expense, to defend such claim or action. The indemnified party shall not admit any liability with respect to the claim or action or settle, compromise, pay or discharge the same without the prior written consent of the Company so long as the Company is reasonably contesting or defending the same in good faith. The Company shall not compromise, settle or discharge any claim or action without the Investors' consent. as applicable, which consent will not be unreasonably withheld, unless there is no finding or admission of any violation of any law against the indemnified party and the sole relief is monetary damages paid in full by the Company. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of either our engagement or any matter referred to in this Agreement is hereby waived by the parties hereto. The provisions of this Section 3.1 1 shall survive any termination or completion of the Transaction Documents.

         3.12 Sales of Preferred Stock. The Company shall not sell any shares of Preferred Stock other than the Shares.

         3.13 Subsequent Sales and Registrations. (a) Until such time as all of the Shares have been converted into Common Stock, or have been redeemed pursuant to the Certificate of Designations, the Company shall not, directly or indirectly, without the prior written consent of the Investors, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant of any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities (including convertible debt) or any instrument that permits the holder thereof to acquire Common Stock at a price that is less than $3.00 per share or' in the event that such security or instrument contains a conversion feature, at a conversion price that is less than $3.00 per share, except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 2.1 (c), and
(iii) shares of Common Stock issued upon conversion of Shares or upon exercise of the Warrants.

                  (b) Other than Underlying Shares, Warrant Shares and other "Registrable Securities" (as defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, the Company shall not, for a period of not less than 90 Trading Days after the dates that any registration statement relating to the Securities is declared effective by the Commission, without the prior written consent of the Investors, (i) register for resale any securities of the Company, or (ii) issue or sell any of its or any of its Affiliates' equity or equity equivalent securities except for (A) securities issued upon the exercise or conversion of the securities set forth on Schedule 2.1 (c) or (B) securities sold pursuant to the Company's employee benefit plans. Any days that any Investor is unable to sell Underlying Shares or Warrant Shares under the Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and (ii) above.

         3.14 Incorporation of Certificate of Designation Bv Reference. The Certificate of Designation is hereby incorporated herein by reference and made a part hereof.

         3.15 Performance Payments. The parties hereto agree that if the Per Share Market Value is not at least twice the Initial Conversion Price for each of the ten (10) consecutive Trading Days prior to the end of the 180-day period following the Closing, then on the 1815' day following the Closing, the Company shall issue to the Share Investors, Libra and Schwartz, on a pro rata basis in accordance with each such holder's participation set forth on Schedule 1, an aggregate of 125,000 shares of the Company's unregistered Common Stock. In addition, the Company shall use its best efforts to register such additional shares of Common Stock under the same terms and conditions as the Warrant Shares and the Underlying Shares are being registered.

         3.16 Exclusivity. The Company shall not issue and sell the Preferred Stock to any Person other than the Share Investors, Libra and Schwartz pursuant to this Agreement. except as set forth in Section 5.1 (b).

         3.17 Certain Transactions. At any time when the Per Share Market Value of the Common Stock is less than or equal to $3.00, no Investor shall engage in any short selling transaction in which the number of shares of Common Stock shorted exceeds (i) the number of shares of Common Stock held by such Investor plus (ii) with respect to the shares of Common Stock into which the shares of Preferred Stock held by such Investor are then convertible, that number of shares for which a Conversion Notice has been provided to the Company. The Company acknowledges and agrees that the Investors may enter into such transactions during any such time as the Per Share Market Value of the Common Stock exceeds $3.00 per share.

                                   ARTICLE IV

                                   CONDITIONS

         4.1 Conditions Precedent to Sale of the Shares and Issuance of the Warrants.

                  (a) Conditions Precedent to the Obligation of the Company to Sell the Shares and Issue the Warrants. The obligation of the Company to sell 3,500 Shares to the Share Investors and to issue the Placement Agent Shares and the Warrants hereunder is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (i) Accuracy of the Investors' Representations and Warranties. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made on and as of such date;

                  (ii) Performance by the Investors. Each Investor shall have performed. satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing;

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement; and

                  (iv) Delivery of Purchase Price. Each Share Investor shall have delivered to the Escrow Agent, on behalf of the Company. the portion of the Purchase Price set forth next to such Investor's name on
         Schedule 1 to the Purchase Agreement, in immediately available funds.

                  (b) Conditions Precedent to the Obligation of the Investors to Purchase the Shares. The obligation of each Share Investor hereunder to acquire and pay for the Shares is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

                  (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (ii) Performance by the Company. The Company shall have performed, satisfied and complied with in all material respects all covenants. agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

                  (iii) No Injunction. No statute, rule, regulation, executive order, decree. ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement. the Certificate of Designation, the Warrants or the Registration Rights Agreement:

                  (iv) Adverse Chances. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-QSB last filed prior to the date of this Agreement, no event which had a Material Adverse Effect and no material adverse change in the financial condition of the Company shall have occurred (for purposes hereof changes in the market price of the Common Stock may be considered as a factor in determining whether there has occurred an event which has had a Material Adverse Effect or whether a material adverse change has occurred);

                  (v) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the OTC Bulletin Board, which suspension remains in effect;

                  (vi) Legal Opinion. The Company shall have delivered to the Investors the opinion of Quarles & Brady LLP, outside counsel to the Company, in substantially the forms annexed hereto as Exhibit E;

                  (vii) Required Approvals. All Required Approvals shall have been obtained;

                  (viii) Shares of Common Stock. On or prior to the Closing Date, the Company shall have duly reserved the number of Underlying Shares and Warrant Shares required by the Transaction Documents to be reserved for issuance upon conversion of the Shares and upon exercise of the Warrants and a sufficient number of shares of Common Stock to satisfy its obligations under Section 3.15, if any;

                  (ix) Delivery of Stock Certificates and Warrant Certificates. The Company shall have delivered to the Escrow Agent, on behalf of each Investor or such Investor's designee, (i) the stock certificate(s) representing the Shares, registered in the name of each Share Investor, Libra and Schwartz, each in form satisfactory to such Investor and (ii) warrant certificate(s) representing the Warrants, registered in the name of each Warrant Investor, in form satisfactory to the Warrant Investors;

                  (x) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement;

                  (xi) Certificate of Designation. The Certificate of Designation shall have been duly approved by the Board of Directors and filed with and accepted by the Secretary of State of the State of Delaware, and the Company shall have delivered a copy thereof to each Share Investor, Libra and Schwartz certified as filed by the of filed of the Secretary of State of the State of Delaware;

                  (xii) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in the form of Exhibit F annexed hereto. shall have been delivered to and acknowledged in writing by the Company's transfer agent;

                  (xiii) Officer's Certificate. On the Closing Date the Company shall deliver to the Investors an Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date; and

                  (xiv) Waivers and Consents of Series A and Series B Preferred Stockholders. On the Closing Date the Company shall deliver to the Investors Waivers and Consents of not less than 85.5% of the holders of the Company's Series A 10% Convertible Preferred Stock and of all of the holders of the Company's Series B Preferred Stock, consenting to the issuance by the Company of the Shares, and waiving certain provisions of the certificate of designation relating to such holder's preferred stock.

                                   ARTICLE V

                                  MISCELLANEOUS

         5.1 Fees and Expenses. (a) The Company shall pay the reasonable legal fees and expenses of Stroock & Stroock & Lavan LLP, counsel for the Investors, incident to the negotiation, preparation, execution. delivery and performance of this Agreement and the other Transaction Documents, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents. The Company shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the Company incident to the negotiation, preparation, execution' delivery and performance of this Agreement and the other Transaction Documents. The

Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant to the Transaction Documents.

             (b) At the Closing, the Company shall pay to Libra, Talbiya, Ellis, Amro and Schwartz, as a commission in connection herewith, an aggregate amount equal to 8% of the Purchase Price. which amount shall be payable in the Placement Agent Shares.

         5.2 Entire Agreement: Amendments. This Agreement, together with the Exhibits and Schedules hereto and the other Transaction Documents, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Investor at its address set forth under its name on
Schedule 1 attached hereto, or with respect to the Company, addressed to:


                  Finantra Capital, Inc.
                  150 South Pine Island Road, 5th Floor
                  Plantation, Florida 33324
                  Telephone No.: (954) 577-9225
                  Facsimile No.: (954) 577-9228
                  Attn: Robert Press, Chairman of the Board of Directors


or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to any Investor shall be sent to Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York New York 10038-4982, Attention:
James R. Tanenbaum, Esq., Facsimile No.: (212) 806-6006.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Investors; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision. condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares and Warrants outstanding. The Company shall not offer or pay any consideration to an Investor for consenting to such an amendment or waiver unless the same consideration is offered to each Investor and the same consideration is paid to each Investor which consents to such amendment or waiver.

         5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Investors. Each Investor may assign this Agreement or any rights or obligations hereunder (i) to its affiliates or to another Investor without the prior written consent of the Company and (ii) to any other Person with the prior written consent of the Company, such consent not to be unreasonably withheld, except that any assignee must make the representations and warranties set forth in Section 2.2 and otherwise comply with the terms of this Agreement otherwise applicable to its assignor. This provision shall not limit an Investor's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

         5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

         5.9 Survival. The agreements, covenants, representations, warranties and provisions contained in this Agreement shall survive the delivery of the Shares and Warrants pursuant to this Agreement and the Closing hereunder and any conversion of the Shares or exercise of the Warrants.

         5.10 Execution. This Agreement may be executed in two or more counterparts. all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Publicity. The Company and each Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other Party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Investors without each such Investor's prior written consent unless otherwise required by law. in which case the Company shall inform such Investor of such disclosure in writing prior to making such disclosure.

         5.12 Consent to Jurisdiction: Attorneys' Fees (a) The Company (including, but not limited to, its affiliates, subsidiaries, officers, directors and controlling persons) and each Investor hereby (i) irrevocably submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan, The City of New York in any action related to. connected with or arising out of, in whole or in part, the Transaction Documents, including, but not limited to, transactions in the securities of the Company subsequent to the purchase by such Investor or Persons claimed to be affiliated with such Investor, (ii) agrees that all claims in such action shall be decided in such court, (iii) waives, to the fullest extent it may effectively do so. the defense of inconvenient forum and (iv) consents to the service of process by certified mail, return receipt requested. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

                  (b) In connection with any dispute between the Company and any Investor, related to, connected with or arising out of, in whole or in part, the Transaction Documents including, but not limited to, transactions in the securities of the Company subsequent to the purchase, by an Investor or Persons claimed to be affiliated to an Investor, the prevailing party shall be awarded all reasonable attorneys' fees and expenses incurred by it. In that connection fees and expenses actually paid by a party in connection with the litigation of any dispute shall be deemed presumably reasonable.

                  (c) In the event that any Investor or any Person claimed to be affiliated or associated with such Investor becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including shareholders of the Company, in connection with or as a result of any matter referred to in the Transaction Documents, the Company will reimburse such Investor and/or those claimed to be affiliated or associated with such Investor for its legal fees and expenses and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as those fees and expenses are incurred; provided, however, that if at the conclusion of such action, proceeding or investigation it shall be finally judicially determined by a court of competent jurisdiction that indemnity for such fees and expenses is contrary to law, or that such Investor is not the prevailing party then in that event, such Investor and/or any other Person having received such advances of fees and expenses shall reimburse the Company in full for the sums advanced.

                  (d) The provisions of this Section 5.12 shall survive any termination or completion of the Transaction Documents.

         5.13 Waiver of Jury Trial (a) The parties hereto each waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to the Transaction Documents, or the transactions contemplated by the Transaction Documents. in any action, proceeding or other litigation of any type brought by any of the parties against any other party or parties, whether with respect to contract claims, tort claims, or otherwise. The parties hereto each agree that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this Section 5.13 as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of any of the Transaction Documents or any provision hereof or thereof. The waiver shall apply to any subsequent amendments, renewals, supplements or modifications to any of the Transaction Documents.

              (b) The provisions of this Section 5.13 shall survive any termination or completion of the Transaction Documents.

         5.14 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investors will be entitled to specific performance of the obligations of the Company under the Transaction Documents and injunctive relief. Each of the Company and the Investors (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation or injunctive relief the defense that a remedy at law would be adequate.

         5.16 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor hereunder is several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Investor pursuant hereto or thereto. shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                  ESQUIRE TRADE & FINANCE INC.


                                  By:
                                     ------------------------------------------
                                      Name:  Roland R. Winiger
                                      Title:   Director


                                  AUSTINVEST ANSTALT BALZERS


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:


                                  NESHER INC.


                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:



                                  AMRO INTERNATIONAL, S.A.



                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:



                                  ALTRA TRADING & INVESTMENT, S.A.


                                  By:
                                     ------------------------------------------

                                      Name:
                                      Title:



                                  THE GROSS FOUNDATION



                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:


                                  LIBRA FINANCE, S.A.



                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:


                                  TALBIYA B. INVESTMENTS LTD.



                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:



                                  ELLIS ENTERPRISES



                                  By:
                                     ------------------------------------------
                                      Name:
                                      Title:

                                          -------------------------------------
                                          A. L. Schwartz



                                  FINANTRA CAPITAL, INC.



                                  BY:
                                     ------------------------------------------
                                      Name:  Robert Press
                                      Title: Vice President and
                                             Chairman of the Board of
                                             Directors